Exhibit 99.3
Castellum, Inc.’s Subsidiary Achieves CMMI Level 3 Appraisal
VIENNA, Va., March 17, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (“Castellum” or “CTM”), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, announces that its subsidiary Global Technology and Management Resources, Inc (“GTMR”) has been appraised at maturity level 3 (“Maturity Level 3”) of ISACA’s Capability Maturity Model Integration (“CMMI®”). Advanced Network Technology Solutions performed the appraisal. CMMI is a proven, outcome-based performance model and the globally accepted standard for improving capability, optimizing business performance, and aligning operations to business goals.
An appraisal at Maturity Level 3 indicates the organization is performing at a “defined” level. At this level, processes are well characterized and understood, and are described in standards, procedures, tools and methods. The organization’s set of standard processes, which is the basis for Maturity Level 3, is established and improved over time. CMMI Maturity Level 3 is a requirement for some government proposals and having this appraisal makes Castellum and its subsidiaries more competitive.
“Organizations worldwide are harnessing CMMI to elevate their business performance to new heights, creating a sustainable competitive advantage in the process. I am very impressed with our CTM and GTMR teams demonstrating our ability as a high-performing organization. CMMI Level 3 will boost our technical evaluation score on new opportunities requiring this certification,” states Drew Merriman, Chief Operating Officer of Castellum and the appraisal sponsor.
About Castellum, Inc.:
Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.
Cautionary Statement Concerning Forward-Looking Statements:
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,” “foresee,” “likely,” “will,” “would,” “appears,” “goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities including opportunities arising from its contracts that require CMMI Level 3 and other customers, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company’s revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.
Contact:
Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/d47ada75-bfa4-45a3-94a7-4436554fd7bb.